Exhibit 32

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Steele Recording Corporation (the "Company") on Form 10-Q for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), A. Scott Dockter, Principal Executive Officer, and David Bridgeford, Principal Financial Officer, herby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. Scott Dockter
A. Scott Dockter
Principal Executive Officer
August 15, 2011

/s/ David Bridgeford
David Bridgeford
Principal Financial Officer
August 15, 2011